1 Confidential ADDENDUM TO PERSONAL EMPLOYMENT AGREEMENT THIS ADDENDUM TO EMPLOYMENT AGREEMENT (this “Addendum”) is made and entered into this 13 day of April 2022 by and between Kaltura Ltd., (the “Company”), and Claire Rotshten (the “Employee”). Company and Employee are sometimes referred to herein individually as a “Party” and collectively as the “Parties.” WHEREAS, the Parties entered into an Employment Agreement dated December 24th 2013 as was amended from time to time (the “Employment Agreement”); WHEREAS, the Parties wish to amend or add certain terms and provisions to the Employment Agreement as detailed below; NOW, THEREFORE, in consideration of the premises and mutual covenants and conditions herein contained, the Parties agree as follows: Capitalized terms used but not defined herein have the meanings assigned to them in the Employment Agreement. 1. Salary a. Effective from 1 April 2022 (the “Salary Increase Date”) Employee’s Monthly Salary shall be as follows: i. Base Salary: 52,800 NIS (gross) ii. Global Overtime Pay: 13,200 NIS (gross) iii. Monthly Salary: 66,000 NIS (gross) 2. Bonus a. The applicable Bonus for the 2022 calendar year shall be as follows: i. The maximum Annual Bonus shall be 264,000 NIS (gross). ii. The maximum Annual Additional Stretch Bonus shall be 99,000 NIS (gross) b. Employee’s entitlement to the annual bonus and additional annual stretch bonus, or any part thereof, will be determined, for each calendar year, on the basis of the attainment of certain financial and operational metrics set by Kaltura, Inc.’s board of directors (the “Board”) or the Board’s compensation committee. c. As of January 2022 the Employee’s Monthly Bonus Amount shall be 15,400 NIS (gross) (i.e., the equivalent of 70% of the pro-rated Annual Bonus). Actual attainment of the annual bonus and annual stretch bonus will be calculated after the end of the calendar year. d. The annual bonus and annual stretch bonus terms summarized above replace and supersedes any previous variable compensation or MBO plan you may have received. All payments described herein will be subject to taxes, social charges and any other required withholdings, deductions, and/or assessments to the extent required by applicable law. DocuSign Envelope ID: 7F75F92A-1DCA-46A3-865C-28105D7B17FFCADEEC98-98E7-452E-9C87-11F141 7968A

2 Confidential 3. Education Fund Effective from the Salary Increase Date the amounts contributed by the Company to the Employee’s Education Fund will not be subject to the limit recognized by the Income Tax Authority. 4. Except as expressly set forth herein, the terms and conditions of the Employment Agreement shall remain in full force and effect and each Party hereto agrees to be bound by the terms thereof. IN WITNESS WHEREOF, the Parties hereto have executed this Addendum as of the date set forth above. THE COMPANY THE EMPLOYEE By: By: Name: Sigal Srur Name: Claire Rotshten Title: CHRO Title: EVP of Finance Date: Date: DocuSign Envelope ID: 7F75F92A-1DCA-46A3-865C-28105D7B17FF April 13, 2022 CADEEC98-98E7-452E-9C87-11F141 7968A April 13, 2022

Claire Rotshten - 2025 Amendment to Employment Agmt (Execution Copy) Amendment of the Employment Agreement This AMENDMENT (“Amendment”) to that certain individual Employment Agreement (as defined below), is made and entered into this19th day of February, 2025, by and between Kaltura Ltd., a company organized under the laws of the State of Israel and having an office and principal place of business at Allied Tower, 9 Ben-Gurion Road, Bnei-Brak, Israel 5126014 (the “Company”) and Ms. Claire Rotshten (the “Employee”). Each of the above is referred to as a “Party” and collectively referred to as the “Parties”. WHEREAS, the Parties have entered into an individual employment agreement dated December 24, 2013, in connection with the Employee’s employment by the Company, as from time to time amended (the said agreement, together with all the exhibits, attachments and addendums thereto, and any amendments hereto or thereto in accordance with the provisions thereof or hereof, shall be referred to herein as the “Employment Agreement”); and WHEREAS, the Parties wish to amend the Employment Agreement in accordance with the terms herewith; NOW, THEREFORE, in consideration of the premises and mutual agreements and covenants contained in this Amendment and other good and valuable consideration (the receipt and adequacy of which are hereby mutually acknowledged), each of the Parties hereby agree as follows: 1. Definitions and Interpretation 1.1. Capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Employment Agreement. All capitalized terms used but not defined hereinabove or in the Employment Agreement, shall have the meaning ascribed for them as in the recitals or as hereinbelow defined. 1.2. The preface to this Amendment constitutes an indivisible and integral part thereof. 1.3. The provisions of this Amendment are in addition to, and in amendment of, the provisions of the Employment Agreement and in the event of any discrepancy or inconsistency between the provisions of the Employment Agreement and the provisions of this Amendment, the provisions of this Amendment shall prevail. Any reference in the Employment Agreement or herein to “this Agreement” shall mean the Employment Agreement as amended by this Amendment. 2. Base Salary 2.1. Commencing as of January 1st, 2025, the Employee’s annual Base Salary shall be increased by a gross amount in NIS equal to $21,000 to a gross annual amount of $235,000 (rounded, in accordance with $1.00/NIS3.7 exchange rate as was affixed by the Company for the purposes of your Employment Agreement, regardless of such rate at the Effective Date of this Amendment). Accordingly, your monthly Base Salary is affixed as a gross NIS 72,460 per month, effective January 1st, 2025. To dispel doubt, the new Base Salay NIS amount as so affixed by the Company shall be deemed for all purposes as the amount by which your NIS gross Base Salary has been increased, and it shall not be linked or subject to any further NIS/USD exchange rate changes. Docusign Envelope ID: 8E7BBD17-6D3C-4816-8C92-E1C0AE822CBE

- 2 - Claire Rotshten - 2025 Amendment to Employment Agmt (Execution Copy) 2.2. All allowances, benefits, rights, and deductions associated with your Base Salary under the Employment Agreement or Law shall apply to your Base Salary as amended herein. 2.3. The Employee agrees and acknowledges that due to the Employee’s senior managerial position in the Company, the special personal trust involved in the position in which the Employee shall be employed, and the inability to monitor the Employee’s actual work hours, the Hours of Work and Rest Law, 1951 (the “Hours of Work and Rest Law”) shall not apply to the Employee. The Employee acknowledges that the set amount of the Base Salary (namely, the Monthly Salary as defined in the Employment Agreement) as increased hereby, as well as all other compensation and benefits provided to the Employee by the Company, as agreed upon between the Employee and the Company, reflect the requirements of the position to work additional and irregular hours and days. Accordingly, the Employee shall not be entitled to claim or receive payments or any additional pay for work performed at overtime hours, nights, weekends, or at any other times in which the Hours of Work and Rest Law requires payment of special payments (to employees who are not in a position such as the position of the Employee). 3. Bonus 3.1. The Employee’s entitlement to an annual Bonus for the calendar year of 2025 shall be determined, for such year only, on the basis of the Employee’s and the Company’s attainment of certain goals and objectives defined by the Company, which are set forth in the Employee’s annual bonus plan according to the Company’s 2025 Executive Compensation Plan as approved by its Compensation Committee on or about January 6, 2025, a summary of which is enclosed as Annex A hereof, and as shall further be determined and approved by Kaltura, Inc.’s (the parent company of the Company) Compensation Committee (“Compensation Committee”) and Kaltura, Inc.’s Board of Directors (“Board”) with respect to the 2025 individual OKRs and performance targets and goals (the “2025 Executive Compensation Plan”). Accordingly, subject to the successive Subsections of this Section 5, the 2025 annual Bonus shall be as follows: 3.1.1. The potential maximum annual Bonus with respect to 100% attainment, satisfaction and performance against the 2025 Executive Compensation Plan’s targets and thresholds (namely, Individual Objectives and Company Financial Goals KPIs and OKRs) as elaborated in the 2025 Executive Compensation Plan, shall equal the gross amount of USD 177,000, namely, NIS 655,000 (herein, the “Base OTB”). 3.1.2. The potential maximum annual additional stretch bonus for overachievement against such goals (>100%) (the “Stretch Bonus”), is still subject to the determination and approval of the metrics by the Compensation Committee and the Board. Based on past year’s metrics, if approved for 2025, the potential Stretch Bonus is expected to equal the gross amount of up to USD 66,375, namely, NIS 245,600 (based on a Stretch Bonus of 137.5% of Base OTB); however, the final amount shall be determined by the Compensation Committee and the Board at their sole discretion. 3.2. All Bonus payments, if any, shall be subject to all mandatory withholdings and deductions, and shall be deemed to be quoted in gross figures. Docusign Envelope ID: 8E7BBD17-6D3C-4816-8C92-E1C0AE822CBE

- 3 - Claire Rotshten - 2025 Amendment to Employment Agmt (Execution Copy) 4. Additional Benefits 4.1. Subject to the approval of the Compensation Committee of the Board of Directors of Kaltura, Inc., and the terms and conditions stipulated below, the Company anticipates granting the Employee 210,526 RSUs as stipulated in the 2025 Executive Compensation Plan (herein, “LTI RSUs”). 4.2. The LTI RSUs, if awarded, will be governed by the terms and conditions of the Company’s 2021 Plan, the respective provisions of the 2025 Executive Compensation Plan and applicable award agreements. Subject to the above, if and to the extent the Employee shall be granted LTI RSUs, then the grant thereof shall be subject to the following: 4.2.1. Grant Date: effective as of the effective date of the Compensation Committee’s approval of the 2025 Executive Compensation Plan, namely, January 6, 2025. 4.2.2. Vesting: Three-year quarterly, commencing retroactively from January 1st, 2025, subject to the Employee’s continued employment with, or services to, the Company or any of its affiliates or subsidiaries through the applicable vesting date unless determined otherwise under any applicable Corporate Transaction and/or Double Trigger provisions as stipulated in the 2021 Plan and/or any other agreements with the Employee (including the Employment Agreement). 4.2.3. Contingencies: the LTI RSUs award shall be made pursuant to the 2021 Plan, the 2025 Executive Compensation Plan, and the appropriate award agreement to be executed by the Employee and countersigned by Kaltura, Inc., and to the execution and delivery of all required agreements and instruments pursuant to the 2021 Plan and Kaltura, Inc.’s policies. 4.2.4. Double Trigger: The LTI RSUs award agreement shall include the double trigger accelerated vesting mechanism as set forth in the 2021 Plan and the agreements and Compensation Committee resolutions applicable to the Employee. 5. Notice Period for Termination 5.1. The term of the Notice Period for the Employee’s termination of employment or resignation under this Agreement (herein, “Notice Period”) shall be extended as follows: 5.1.1. In the event of termination of the Term of Employment by the Company without Cause, the Employee shall be entitled to receive from the Company a 120-day advance written notice of termination (the “Notice Period”) or a payment in lieu thereof (the In Lieu Payment as defined in Section 5.1.3 below); as the Company may elect at its sole and absolute discretion. 5.1.2. In the event of resignation by the Employee, the Employee shall provide the Company a 90-day advance written notice of Termination (“Resignation Notice Period”), regardless of any employment-at-will provisions that may apply, where in such case, the Company may elect, at its sole discretion, to waive the Employee’s employment during such notice period (or any part thereof) and pay the Employee an In Lieu Payment in redemption thereof as set forth in Section 5.1.3 below. 5.1.3. During the Notice Period, whether notice has been given by the Employee or by the Company, the Employee shall continue to work unless instructed otherwise by the Company and shall cooperate with the Company in handing over his roles and responsibilities to his successor. Docusign Envelope ID: 8E7BBD17-6D3C-4816-8C92-E1C0AE822CBE

- 4 - Claire Rotshten - 2025 Amendment to Employment Agmt (Execution Copy) Notwithstanding the above, the Company shall be entitled, but not obligated, at any time prior to the expiration of the Notice Period or Resignation Notice Period, as the case may be, at its sole discretion, either: (i) to waive the Employee’s actual work during such period, in which event the Company shall continue to pay and award to the Employee all the payments, rights, and benefits under the Employment Agreement payable to the Employee during the remainder of the Notice Period or Resignation Notice Period (namely, unpaid Monthly Salary (including the allowances accrued thereupon or associated therewith), unused paid time off, unpaid expense reimbursements, and earned but unpaid Performance Based Compensation from prior fiscal years); or (ii) to immediately terminate the Employment Agreement and the employment relationship thereunder at any time prior to the expiration of the Notice Period or Resignation Notice Period, as the case may be, and pay the Employee all accrued obligation for such 180-days’ Notice Period from the surrender of the notice through the supposed date of termination but for the cash conversion in lieu of the Notice Period, namely, unpaid Monthly Salary (including the allowances accrued thereupon or associated therewith), unused paid time off, unpaid expense reimbursements, and earned but unpaid Performance Based Compensation from prior fiscal years; all, until the lapse of the notice period but for the cash conversion in lieu thereof) (collectively, the “In Lieu Payment”). 5.1.4. In the event of a Corporate Transaction that triggers the “double-trigger” mechanisms included in the Employment Agreement and/or in the 2021 Kaltura, Inc. Incentive Award Plan and Israeli Sub-Plan (the “2021 Plan”) and/or any previous incentive award plan of the Company applicable to the Employee, including termination or resignation for Good Reasons in such circumstances, the Employee shall also be entitled to the respective portion of the Performance Based Compensation for the employment period at the current year at which the Termination occurs until the Effective Date of Termination plus the respective advance written notice period (i.e., either the Employee’s notice period due to resignation for Good Reason or the Company’s Notice Period due to termination by the Company, both, under the double-trigger mechanism, regardless redemption thereof through In Lieu Payment), even if such period shall end at the subsequent calendar/fiscal year (the “MBO Entitlement Period”). Except as specifically agreed otherwise, the measurement of the MBO KPIs attainment for the individual and Company goals with respect to the MBO Entitlement Period, and the calculation and payment of the respective Performance Based Compensation in respect thereof, shall be made upon the settlement of accounts at the Effective Date of Termination or In Lieu Payment, as applicable, based on the Company’s estimation of the then expected Company’s target results and proforma financial statements. In such a case, the respective Performance Based Compensation amount shall be so affixed by the Company at its sole discretion regardless of the actual results de facto, and in the absent of any manifest error, the Company’s calculation shall be deemed as final non- appealable calculation of the respective Performance Based Compensation amount. 5.2. To dispel doubt, the above shall not derogate anything from: 5.2.1. Any specific special terms relating to termination for Cause, and in any event of discrepancy or inconsistency between the provisions of such special termination terms for Cause and the standard regular provisions as set forth herein, the special provisions regarding Cause event shall prevail; and 5.2.2. Any specific special terms referring to (i) Relocation as defined under the Kaltura, Inc. Relocation Policy and Executives Relocation Policy as approved by the Compensation Committee on November 1st, 2024, and the Board of Docusign Envelope ID: 8E7BBD17-6D3C-4816-8C92-E1C0AE822CBE

- 5 - Claire Rotshten - 2025 Amendment to Employment Agmt (Execution Copy) Directors on November 20, 2024, to the extent applicable; (ii) Corporate Transactions, Change in Control, and “double trigger” mechanisms included and defined in the Employment Agreement (if included), the 2021 Plan and any previous incentive award plan of the Company applicable to the Employee; and (iii) any other particular arrangements; provided, however, that the terms under subsections (i), (ii) and (iii) above are more beneficiary to the Employee than the terms hereof. Accordingly, in any event of discrepancy or inconsistency between the provisions of such special terms and arrangements and the standard regular provisions as set forth in Section 5.1 herein, the employee-favorable conditions shall apply and the special provisions shall prevail inasmuch as they award more beneficial terms in such circumstances. 6. Miscellaneous 6.1. The Employment Agreement is hereby amended as expressly set out in this Amendment above, and all references and provisions relating to the subject matters of this Amendment, shall be read and interpreted in line with this Amendment and in a manner that will give full force and effect thereto, whether or not specified so herein. This Amendment shall be read together with the Employment Agreement as one agreement and, save as expressly amended by this Amendment, the Employment Agreement shall remain unaltered and in full force and effect. 6.2. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first hereinabove set forth: Kaltura Ltd. Employee By: By: Name: Sigal Srur Claire Rotshten Title: Chief Human Resources Officer Docusign Envelope ID: 8E7BBD17-6D3C-4816-8C92-E1C0AE822CBE